UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 20, 2020
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Centennial Resource Development, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-37697	47-5381253
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 Seventeenth Street, Suite 1800
Denver, Colorado 80202
(Address of principal executive offices and zip code)
(720) 499-1400
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	CDEV	The NASDAQ Stock Market LLC
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.
On May 20, 2020, Centennial Resource Development, Inc. issued a press release announcing the expiration and final results for the exchange offers (the “Exchange Offers”) of its operating subsidiary, Centennial Resource Production, LLC (“CRP”), whereby CRP offered to all eligible holders to exchange any and all of their outstanding 5.375% Senior Notes due 2026 (the “Old 2026 Notes”) and 6.875% Senior Notes due 2027 (the “Old 2027 Notes” and, together with the Old 2026 Notes, the “Old Notes”) for up to $250 million aggregate principal amount of newly issued 8.00% Second Lien Senior Secured Notes due 2025 (the “Second Lien Notes”) and up to $200 million aggregate principal amount of newly issued 8.00% Third Lien Senior Secured Notes due 2027 (the “Third Lien Notes” and, together with the Second Lien Notes, the “New Notes”).
As of 11:59 p.m., New York City time, on May 19, 2020, approximately 27.6% of the total outstanding principal amount of Old 2026 Notes and 28.7% of the outstanding principal amount of Old 2027 Notes, representing approximately $254.2 million in aggregate principal amount of the Old Notes, had been validly tendered in conjunction with the Exchange Offers. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
The information in this Current Report on Form 8-K is for informational purposes only and is not an offer to purchase or exchange or a solicitation of an offer to purchase, exchange or sell any securities, nor shall there be any sale or exchange of any securities in any jurisdiction in which such offer, solicitation, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction
Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Exhibit Title or Description
99.1	Press Release Announcing Expiration of Exchange Offers and Consent Solicitations dated May 20, 2020.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTENNIAL RESOURCE DEVELOPMENT, INC.

By:	/s/ GEORGE S. GLYPHIS
George S. Glyphis Vice President, Chief Financial Officer and Assistant Secretary

Date:	May 20, 2020